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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2002

ANGELO AND MAXIE'S, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9684	33-0147725
(State of other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 North LaSalle, Suite 295, Chicago, Illinois		60610
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code		(312) 266-1100

CHART HOUSE ENTERPRISES, INC.
(Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS

        On August 2, 2002, the Registrant issued a press release announcing the completion of the sale of its Chart House and Peohe's restaurants to Landry's Restaurants, Inc. (NYSE: LNY). Proceeds from the sale permitted the Registrant to retire all of its senior and subordinated debt. In connection with the sale, the Registrant has changed its name to Angelo and Maxie's, Inc. from Chart House Enterprises, Inc. The Registrant's common and preferred stock began trading under the symbols AGMX and AGMXP, respectively, on August 5, 2002.

        The Registrant hereby incorporates by reference the information set forth in the press release, a copy of which is attached hereto as Exhibits 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

    99.1    Press Release dated August 2, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANGELO AND MAXIE'S, INC. (Registrant)
Date: August 5, 2002	By:	/s/ KENNETH R. POSNER Kenneth R. Posner President and Chief Financial Officer

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES